UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2008

Playboy Enterprises, Inc.
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(Exact name of registrant as specified in its charter)

Delaware	001-14790	36-4249478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 North Lake Shore Drive, Chicago, Illinois 60611
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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 751-8000

Not applicable.
_____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2008, Playboy Enterprises, Inc. (the “Company”) announced that Christie Hefner has tendered her resignation as the Company’s Chairman and, effective January 31, 2009, as Chief Executive Officer.  Ms. Hefner will remain on the Company’s board of directors until a new CEO joins the Company.  The Company announced that the board of directors will begin looking for a replacement immediately, and that it has appointed Jerome H. Kern, a long-time director of the Company and an experienced media executive, to serve as interim non-executive chairman.

Mr. Kern, 71, has served as a director of the Company since 2002. He has been a partner in Enki Strategic Advisors, consultants to the broadband industry, since 2007 and the President of Kern Consulting, LLC since 2001. Prior to that, Mr. Kern was Chairman and Chief Executive Officer of On Command Corporation. Prior to his position at On Command, he served as Vice Chairman and a member of the Board of Directors of Tele-Communications, Inc. (“TCI”). For more than 20 years, Mr. Kern was the principal outside legal counsel to TCI and Liberty Media Corporation, including from 1992 to 1998, when he served as senior partner of Baker & Botts, L.L.P.

The terms of Ms. Hefner’s and Mr. Kern’s compensation arrangements have not been determined by the board of directors of the Company and will be disclosed in a Current Report on Form 8-K after the terms are determined.

Section 7—Regulation FD

Item 7.01.	Regulation FD Disclosure.

On December 8, 2008, the Company issued a press release regarding Ms. Hefner’s resignation and Mr. Kern’s interim appointment. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

    99.1           Press Release issued by Playboy Enterprises, Inc. on December 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2008	PLAYBOY ENTERPRISES, INC.

	By:	/s/ Linda G. Havard
Linda G. Havard
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number               Description

99.1                      Press Release issued by Playboy Enterprises, Inc. on December 8, 2008